Year-End 2018 Earnings Presentation NYSE American | LLEX Joseph Daches, President and CFO

Disclaimer – Forward-Looking Statements This presentation contains forward-looking statements. The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “should”, “likely” or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect Lilis’ future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive. These forward-looking statements are given only as of the date of this presentation. Except as required by law, we do not intend, and undertake no obligations, to update any forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. These forward-looking statements include, among other things, statements about Lilis’ expectations, beliefs, intentions or business strategies for the future, statements concerning Lilis’ outlook with regard to the timing and amount of future production of oil, natural gas liquids and natural gas, price realizations, the nature and timing of capital expenditures for exploration and development, plans for funding operations and drilling program capital expenditures, the timing and success of specific projects, operating costs and other expenses, proved oil and natural gas reserves, liquidity and capital resources, outcomes and effects of litigation, claims and disputes and derivative activities. Factors that could cause Lilis’ actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of Lilis’ exploration and development efforts; the price of oil, gas and other produced gases and liquids; the worldwide economic situation; changes in interest rates or inflation; the ability of Lilis to transport gas, oil and other products; the ability of Lilis to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; Lilis’ capital costs, which may be affected by delays or cost overruns; cost of production; environmental and other regulations, as the same presently exist or may later be amended; Lilis’ ability to identify, finance and integrate any future acquisitions; and the volatility of Lilis’ stock price. See the risks discussed in Lilis’ Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (UNAUDITED) Adjusted EBITDAX (as defined below) is presented herein and reconciled from the GAAP measure of Net Income because of its wide acceptance by the investment community as a financial indicator. The Company defines Adjusted EBITDAX as net income, plus (1) exploration and abandonments expense, (2) depreciation, depletion and amortization expense, (3) accretion of discount on asset retirement obligations expense, (4) non-cash stock-based compensation expense, (5) unrealized (gain) loss on derivatives, (6) gain on disposition of assets, net, (7) interest expense, (8) loss on extinguishment of debt, (9) gain on equity method investment distribution and (10) federal and state income tax expense. Adjusted EBITDAX is not a measure of net income or cash flows as determined by GAAP. The Company’s Adjusted EBITDAX measure provides additional information which may be used to better understand the Company’s operations. Adjusted EBITDAX is one of several metrics that the Company uses as a supplemental financial measurement in the evaluation of its business and should not be considered as an alternative to, or more meaningful than, net income as an indicator of operating performance. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted EBITDAX, as used by the Company, may not be comparable to similarly titled measures reported by other companies. The Company believes that Adjusted EBITDAX is a widely followed measure of operating performance and is one of many metrics used by the Company’s management team and by other users of the Company’s consolidated financial statements. For example, Adjusted EBITDAX can be used to assess the Company’s operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure, and to assess the financial performance of the Company’s assets and the Company without regard to capital structure or historical cost basis. 2

LLEX 2018 Highlights & Achievements

Continued Strong Performance & Growth

- 2018 oil production of 3.0 MBbls/d (+193% y/y), total production of 5.0 MBOE/d (+215% y/y)
- Oil, natural gas, and NGL sales revenue increased 225% to $70MM
- Reduced LOE from $10.14/BOE in 2017 to $7.64/BOE in 2018
- Improvements in LOE/BOE expected to continue throughout 2019 as the benefits from our SWD gathering and disposal contract are realized
- 2018 D&C plan capex in line with previous guidance of $100MM
- F&D costs per BOE declined to $6.22/BOE in 2018
- Full-year 2018 Adjusted EBITDAX of $35MM, up significantly over the prior year

Successful Execution of Operational Goals

- Infrastructure agreements put in place in 2018 enhance revenues and provide cost savings moving into 2019, provide access to crude pricing in the Gulf Coast markets
- Spud 16 wells and completed 15 wells in the Wolfcamp A, B, XY, 2nd and 3rd Bone Spring, further delineating and de-risking our acreage position both geographically and geologically
- Production results continue to show some of the best wells in the Delaware Basin while delineating additional benches
- Increased our acreage position by 29% in 2018
- Increased average operated working interest to ~76% and operatorship to ~99%

Consistent Proved Reserves Growth

- Year-end proved reserves of 43 MMBOE, a year-over-year increase of 273%
- Total proved PV-10 increased 367% in 2018 to $328MM
- Liquids-rich proved reserves base, with crude oil representing approximately 80% of future reserve base projected revenues

Improved Liquidity & Access to Capital

- Executed a $95MM Senior Secured Revolving Credit Facility in 4Q18, which increased twice subsequently to a $125MM borrowing base following the Company's most recent redetermination
- Reduced leverage to <2.0x pro forma 12/31/18 through repayment of the Company's previously existing $50MM First Lien Term Loan and full conversion of its Second Lien Term Loan alongside closing of the revolving credit facility
- Obtained $52.5MM of non-dilutive capital from infrastructure transactions

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LLEX Recent 2019 Highlights • Transformative recapitalization transaction results in a simplified, RBL-only debt Reduced structure Leverage • Projected leverage of approximately 2.0x by year-end 2019 Increased • Increased First Lien RBL Borrowing Base to $125MM (~16% increase) Liquidity • Additional liquidity of $17MM Decreased • Pro forma capital structure features a ~12MM share net reduction in the Common Equity Company’s fully diluted share count Dilution • ~5-year runway free and clear of near-term debt maturities with the RBL maturity Improved Debt date of October 2023 Maturity Profile • Enhanced our ability to appropriately manage asset development • Cash flow neutrality remains a strategic objective in 2019 Neutral Impact to Cash Flow • Dividends on new series of preferred equity may be paid-in-kind (PIK) at the option of the Company 4

2018 Review – Record-High Performance & Execution 2018 Capital Expenditures ($MM) 2018 Avg. Daily Liquids Production (MBbls/d) 2018 LHAC Oil NGL $20.8 2017 D&C 2018 SWD Carryover 4.4 Costs $37.1 4.0 $5.4 3.4 0.8 0.7 2.7 0.8 0.4 72% 75% Liquids 72% Liquids 3.7 78% Liquids 3.3 2.3 Liquids 2.6 2018 D&C $104.0 1Q'18 2Q'18 3Q'18 4Q'18 4Q’18 & FY’18 – Summary of Key Metrics 4Q'17 4Q'18%Δ FY'17 FY'18%Δ Oil Production (MBbls/d) 1.4 3.7 164% 1.0 3.0 193% NGL Production (MBbls/d) 0.2 0.8 261% 0.2 0.7 234% Liquids Production (MBbls/d) 1.6 4.4 177% 1.2 3.7 200% % Liquids 81% 75% 78% 74% Adjusted EBITDAX ($MM) ($2.2) $10.8 NM ($7.1) $35.1 NM 5

2018 Review – Well-Positioned Permian Assets Fuel Ongoing Growth Historical Net Production (MBOE) Proved Reserves (MMBOE) 1,812 42.7 722 575 11.5 1,090 203 128 67 0.6 61 372 2016 2017 2018 2016 2017 2018 Oil (MBbls) Natural Gas / NGLs (MBOE) Oil (MMBbls) Natural Gas & NGLs (MMBOE) Total Net Revenues ($MM) Unit F&D Costs Per Added Reserves ($/BOE) $6.58 ($0.63) $70.2 $0.26 $6.22 $21.6 $3.4 2016 2017 2018 2017 Exploration Development 2018 6

2018 Review – Continued Growth of Proved Reserves Year End 2018 Reserve Report Summary (SEC Pricing) (1) Total Proved Reserves YE 2018 Total Net Reserves ($ in thousands) (PV-10, in thousands) Oil Gas NGL Total % of PV10 $134,870 $172,941 Category (MBbl) (MMcf) (MBbl) (MBOE) Total (SEC) PDP 5,434 24,486 2,371 11,886 27.8% $ 172,941 PDNP 844 2,560 283 1,554 3.6% 19,948 $327,759 PUD 14,927 51,703 5,723 29,267 68.5% 134,870 Total Proved 21,205 78,750 8,377 42,707 100.0% $ 327,759 $19,948 PDP PDNP PUD Oil (MMBbls) Gas (Bcf) NGL (MMBbls) Total (MMBOE) 21.2 8.4 42.7 78.7 37.6 18.6 71.5 7.0 7.2 11.5 16.1 1.6 4Q'17 2Q'18 4Q'18 4Q'17 2Q'18 4Q'18 4Q'17 2Q'18 4Q'18 4Q'17 2Q'18 4Q'18 PDP PDNP PUD PDP PDNP PUD PDP PDNP PUD PDP PDNP PUD (1) Prepared by third-party engineers Cawley, Gillespie & Associates, Inc. 7

2019 Guidance 8

2019 Outlook & Guidance

Significant EBITDAX Growth, Capex Reduction, and Cash Flow Neutrality

- 2019 plan incorporates 1 operated rig with the ability to flex to 2 rigs in 2H'19
- Expected to generate strong year-over-year production growth, significant EBITDAX growth, and cash flow neutrality achieved in 2H'19
- 6 DUCs currently being completed
- Unit operating costs to improve dramatically, thanks to benefits of infrastructure and transportation agreements executed in 2018
- Recently announced recapitalization expected to result in deleveraging to pro forma 2.0x or below by year-end 2019
- Development plan centered on a commitment to extracting maximum value from liquids-rich asset base and maintaining flexibility to respond effectively to market conditions
- Focused on most profitable oil weighted prospects in the 3rd Bone Spring, Wolfcamp A and Wolfcamp B
- Well hedged in 2019 / 2020 with improving price realizations upon implementation of our crude gathering system and FT contracts

Guidance & Key Assumptions

	2018 Actual	1Q'19E	2019E
Oil Production (MBbls/d)	3.0	3.4 – 3.6	4.2 – 4.6
NGL Production (MBbls/d)	0.7	0.8 – 1.0	1.0 – 1.2
Liquids Production (MBbls/d)	**3.7**	**4.2 – 4.6**	**5.2 – 5.8**
WTI Crude Oil Price Realizations (Pre-Hedge)	**82%**	**~85%**	**~93%**
D&C Capex ($MM)	**$104**	**$15 – $20**	**$50 – $60**
Lease Operating Expense ($ Per BOE)	**$7.64**	**$7.00 – $7.50**	**$6.00 – $6.50**

- ***Price Deck**: Assumes $55 Oil / $22 NGL / $3 Natural Gas, combined with estimated impact of differentials and transportation agreements*
- ***Capital Deployment**: Focused on drilling and completions prioritizing higher NRI locations*
  - *Currently 1 rig running and 1 active completion crew, with the ability to add an additional crew if warranted*
  - *Targeting Wolfcamp and Bone Spring formations*
  - *Provides flexibility to accelerate operations and add a crew and/or rig in response to improving market conditions*

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Operations Update 10

Operations Update – Upcoming Well Status & Recent Well Results

Upcoming Well Status

Well Status	Target	Count	Well Name	Lateral Length
Flowback Operations	*WCA*	1	Oso 1H – Wolfcamp A	1 ½ mile lateral
Completion Operations	*WCA*	2	Haley 1H – Wolfcamp A	1 mile lateral
	WCA	3	Haley 2H – Wolfcamp A	1 mile lateral
	WCA	4	NW Axis 1H – Wolfcamp A	1 ½ mile lateral
	WCA	5	NE Axis 2H – Wolfcamp A	1 ½ mile lateral
	WCB	6	Ox 1H – Wolfcamp B	1 ½ mile lateral
Drilling Operations	*WCB*	7	Kudu A 2H – Wolfcamp B	1 ½ mile lateral

Recent Well Results

	Well Name	Target	Commentary
			Newly Announced Well Results
1	East Axis 2H	*WCA*	Second 1.5-mile Wolfcamp A well drilled, strong initial performance • 24-hr rate: 1,733 BOE/d or 223 BOE/d per 1,000 lateral ft. (54% liquids)
2	Tiger 3H	*Bone Spring*	Second 3rd Bone Spring well drilled, strong initial performance and lower D&C cost • 24-hr rate of 1,821 BOE/d or 239 BOE/d per 1,000 lateral ft. (63% liquids)
3	Moose 1H	*WCA*	First 1.5-mile Wolfcamp A well drilled, strong initial performance • 24-hr rate: 1,691 BOE/d or 232 BOE/d per 1,000 lateral ft. (72% Liquids) • IP-30 rate 1,035 BOE/d (72% liquids)
4	AG Hill 2H	*Bone Spring*	First 2nd Bone Spring well drilled, continuing 2018 delineation program • 24-hr rate: 845 BOE/d or 186 BOE/d per 1,000 lateral ft. (77% liquids)
5	Axis 1H	*WCB*	Second 1.5-mile Wolfcamp B well drilled, strong initial performance • 24-hr rate: 1,571 BOE/d or 202 BOE/d per 1,000 lateral ft. (82% liquids)
6	Prize Hog 2H	*WCA*	First Wolfcamp A well drilled in New Mexico, highest IP-24 LLEX has completed in New Mexico • 24-hr rate of 1,825 BOE/d or 411 BOE/d per 1,000 lateral ft. (77% liquids) • IP-30 rate 1,436 BOE/d (77% liquids)

Location Map



26S 35E
26S 36E
26S 37E
Lea
6
3
2
5
1
4
Loving
Winkler

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Operations Update – Historical Well Results Historical Well Results Delaware Basin Well Locations IP24/1000' IP24/1000' Lateral Length Bench # Well Name IP24 (BOE) (BOE) (Liquids) (ft.) 1 Antelope 1H 1,309 235 125 5,560 Bone 19 7 21 5 2 Tiger 3H 1,821 239 150 7,634 Spring 3 AG Hill 2H 845 186 143 4,547 4 Meerkat 1H 1,823 393 220 4,637 WC XY 5 Wildhog 2H 1,756 389 214 4,553 6 Howell 1H 1,401 350 172 4,002 7 Prizehog 2H 1,825 411 312 4,439 WC A 8 East Axis 2H 1,733 223 120 7,782 1 9 Moose 1H 1,691 232 167 7,275 17 13 10 Hippo 2H 2,149 478 368 4,497 15 11 Hippo 1H 1,917 467 346 4,105 14 12 10 8 12 Tiger 1H 1,803 439 316 4,108 11 3 6 9 22 20 13 Grizzly 1H 1,666 406 264 4,103 18 2 4 16 14 Lion 1H 1,530 380 262 4,025 15 Lion 3H 1,756 373 242 4,701 WC B 16 Bison 1H 2,375 344 258 6,897 17 Grizzly 2H 1,576 333 243 4,734 18 Kudu 2H 1,475 299 224 4,935 19 Prizehog 1H 1,127 239 213 4,720 20 AG Hill 1H 1,000 223 194 4,487 Lilis Acreage 21 Wildhog 1H 997 219 188 4,567 Bone Spring 22 Axis 1H 1,571 202 166 7,760 Wolfcamp XY Wolfcamp A Lilis Mean 321 223 5,185 Wolfcamp B Lilis Median 339 217 4,602 Beckham SWD 12

Transformative Recapitalization & Liquidity Increase 13

Transformative Recapitalization & Liquidity Increase – Transaction Overview

Transaction Overview

- Lilis exchanged its Second Lien Term Loan for a combination of new preferred and common equity
- Significantly reduces the complexity of the Company's capital structure to equity investors and improves its leverage profile to <2.0x Debt/EBITDAX pro forma
- Eliminates the conversion features on existing Series C and D Preferred Stock, and caps the redemption price of the Series C
- In connection with the recapitalization, Lilis has also secured an increased RBL Borrowing Base of $125MM (*+$17MM*), with a maturity of October 2023

2nd Lien Term Loan Exchanged for New Preferred Equity and Common Shares

2nd lien TL value of ~$134MM exchanged for:

- $60MM Series E Conv. Perpetual Preferred Stock
  - 8.25% per annum PIK dividends
  - $2.50/share Conversion Price
  - No premium for redemption in a Change of Control; Optional redemption premium of 10% in year 1, 5% in year 2, and none thereafter
- $55MM Series F Non-Conv. Perpetual Pref. Stock
  - 9% per annum PIK dividends
  - Optional redemption premium of 15%
- $19MM in Common Stock – (9.89MM shares)

+

Extinguishment of Series C and D Preferred Conversion Features/Voting Rights

- Fully diluted share count decreased by 9% or approximately 12MM shares
  - 7.75MM common shares issued to extinguish convertible features & voting rights on Series C and D Preferred Stock
  - Existing Series C Preferred Stock redemption premium capped at 25% (formerly 30%)

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Transformative Recapitalization & Liquidity Increase – Pro Forma Capitalization

($MM)		12/31/18		PF Adj.		PF 12/31/18
Cash & Cash Equivalents	**$**	**21.1**	**$**	**-**	**$**	**21.1**
Debt						
Revolving Credit Facility	$	75.0	$	-	$	75.0
Second Lien Term Loan (Principal + PIK)		111.6		(111.6)		-
Total Debt	**$**	**186.6**	**$**	**(111.6)**	**$**	**75.0**
(+) Second Lien MW Premium [(1)]		21.8		(21.8)		-
Total Debt (incl. 2L MW)	**$**	**208.4**	**$**	**(133.4)**	**$**	**75.0**
Equity						
Series C Preferred Stock	$	134.8	$	-	$	134.8
Series D Preferred Stock		40.0		-		40.0
Series E Preferred Stock		-		(1) 60.0		60.0
Series F Preferred Stock		-		(2) 55.0		55.0
Common Stock		321.8		(3) 18.6		340.3
Other Stockholders' Equity (Deficit)		(307.7)		-		(307.7)
Total Equity	**$**	**188.8**	**$**	**133.6**	**$**	**322.4**
Total Capitalization	**$**	**375.5**	**$**	**21.9**	**$**	**397.4**
Liquidity						
Cash & Cash Equivalents	$	21.1	$	-	$	21.1
(+) RBL Facility Capacity		108.0		(4) 17.0		125.0
(-) RBL Facility Borrowings		(75.0)		-		(75.0)
Total Liquidity	**$**	**54.1**	**$**	**17.0**	**$**	**71.1**

Key Credit Statistics	12/31/18	PF Adj.	PF 12/31/18
Total Debt / 4Q'18 LQA Adj. EBITDAX	*4.3 x*	*(2.6 x)*	***1.7 x***
Net Debt / 4Q'18 LQA Adj. EBITDAX	*3.8 x*	*(2.6 x)*	***1.2 x***
Total Debt / Total Capitalization	*49.7%*	*(30.8%)*	***18.9%***
RBL Facility % Drawn	*69.4%*	*(9.4%)*	***60.0%***
Total Debt / TP Reserves ($ / BOE)	$4.37	($2.61)	**$1.76**
Total Debt / PD Reserves ($ / BOE)	$13.89	($8.31)	**$5.58**

Financial & Operating Metrics	
4Q'18 LQA Adj. EBITDAX	$43.4
4Q'18 Proved Reserves (MMBOE)	42.7
4Q'18 Proved Developed Reserves (MMBOE)	13.4
2018 Average Production (MBOE/d)	5.0
4Q'18 PV-10	$327.8

1 ***Series E Convertible Preferred Stock***

- $60MM Face Value
- 8.25% annual PIK dividends
- $2.50/share Conversion Price
- Optional redemption premium of 10% in year 1, 5% in year 2, and zero thereafter

2 ***Series F Non-Convertible Preferred Stock***

- $55MM Face Value
- 9.0% annual PIK dividends
- Optional redemption premium of 15%

3 ***New Common Equity***

- Shares issued upon transaction closing at market price
- 3/4/2019 price of $1.88 per share results in issuance of 9.9 million shares to cover balance of 2nd Lien facility

4 ***RBL Facility Increase***

- 2nd Lien paydown frees up $17MM in BB capacity

(1) 2nd Lien make whole includes accrued interest through 3/4/19

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Transformative Recapitalization & Liquidity Increase – Pro Forma Fully Diluted Share Count

Pro Forma LLEX Diluted Share Count [1]

	Outstanding 3/4/19	Pro Forma 2L Conversion and Extinguishment of Series C&D Conversion Features: 2L Conversion 3/4/19	Pro Forma 2L Conversion and Extinguishment of Series C&D Conversion Features: Pro Forma 3/4/19
Total Common Shares Outstanding	**73,682,816**	(1) **17,641,638**	**91,324,454**
Dilutive Equity (incl. PIK & MW)			
2nd Lien Note	17,003,163	(2) (17,003,163)	-
Series C Preferred Equity	27,858,631	(27,858,631)	-
Series D Preferred Equity	8,667,020	(8,667,020)	-
Series E Preferred Equity	-	(3) 24,000,000	24,000,000
Total Dilutives	**53,528,814**	**(29,528,814)**	**24,000,000**
Current Fully Diluted Shares	**127,211,630**	(4) **(11,887,176)**	**115,324,454**

(1) Based on 3/4/19 closing price of $1.88 per share for the issue price of new common stock

1 ***Common Stock Issuance***

- 7.8MM shares eliminate Series C&D conversion and voting rights
- 9.9MM shares for 2L claim value
- Represents 24% common dilution
- Värde PF common ownership increases from 8.1% to 25.8%, improving economic alignment between Värde and other shareholders

2 ***2L, Series C&D Dilutive Elimination***

- Elimination of 2L and Series C&D conversion features removes 53.5MM dilutive shares
- Total dilutives decrease by 29.5MM net shares or 55%

3 ***Series E Preferred Stock Issuance***

- $60MM Series E Stated Value / $2.50 per share conversion price
- Simplifies dilutive impact to one class of preferred shares

4 ***Net Change in Fully Diluted Shares***

- Fully diluted share count decreases 9.3% or 11.9MM shares

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Appendix 17

Perpetual Preferred Stock – Summary of Terms Security Class Series C Series D Series E Series F Non-Convert. Participating Preferred Stock Non-Convert. Participating Preferred Stock Convertible Participating Preferred Stock Non-Convert. Participating Preferred Stock Principal Amount $125 million face value $39.3 million face value $60 million face value $55 million face value Dividend Rate • 9.75% PIK option until 4/26/21; • 8.25% PIK option until 4/26/21; • 8.25% PIK option until 4/26/21; • 9.00% PIK option until 4/26/21; (per annum) • 12.00% cash dividends thereafter; or • 11.00% cash dividends thereafter; or • 8.25% cash dividends thereafter; or • 9.00% cash dividends thereafter; or • 15.00% PIK thereafter if not paid in cash • 15.00% PIK thereafter if not paid in cash • 9.25% PIK thereafter if not paid in cash • 10.00% PIK thereafter if not paid in cash Optional • Redeemable in whole or in part at any • Redeemable in whole or in part at any • Redeemable in whole or in part at the • Redeemable in whole or in part at any Redemption time at the Company’s option at the time at the Company’s option at the Company’s option at the Stated Value time at the Company’s option at the (company option) Stated Value multiplied by: Stated Value multiplied by: plus accrued and unpaid dividends (the Stated Value multiplied by: — 125.0% flat redemption premium — 117.5% flat redemption premium “Redemption Price”) subject to the Series — 115.0% flat redemption premium • Plus accrued and unpaid dividends (the • Plus accrued and unpaid dividends (the E Optional Redemption Mechanics • Plus accrued and unpaid dividends (the “Redemption Price”) “Redemption Price”) language below (1) except where the “Redemption Price”) redemption is effected in connection with a Change of Control Optional Conversion • None • None • Convertible in whole or in part at any • None time at the holder’s option Conversion Price • N/A • N/A • $2.50 per share • N/A Conversion Rate • None • None • Convertible into common stock at: the • None Stated Value plus accrued an unpaid dividends divided by the Conversion Price Mandatory • None, except upon a Change of Control Redemption (1) Series E Optional Redemption Mechanics: • The Company may not redeem the Series E Preferred Stock prior to the earlier of (i) 3/6/22 and (ii) the redemption of all of the Series F Preferred Stock • The Company may not redeem the Series E Preferred Stock prior to 3/6/22 unless: (i) the VWAP of the Common Stock equals or exceeds 150.0% of the Conversion Price for at least 20 of the 30 preceding trading days and (ii) all then-outstanding Series E Preferred Stock is redeemed • The Company may not redeem the Series E Preferred Stock unless the funds for the redemption are from the net proceeds of a contemporaneous issuance of Common Stock, • If the Series E Preferred Stock is redeemed on or before March 5, 2021, the Series E Redemption Price will include a premium on the Stated Value equal to: — 10%, if redeemed on or before 3/5/20; and — 5%, if redeemed after 3/5/20 and on or before 3/5/21 18

Revolving Credit Facility – Summary of Terms

Borrower:	Lilis Energy, Inc.
Lead Arranger:	BMO Capital Markets
Facility:	$500 million Senior Secured Revolving Credit Facility governed by a Borrowing Base of $125 million • The Borrowing Base is subject to semi-annual redeterminations scheduled each May 1 and November 1, beginning November 1, 2019 • The next redetermination will be scheduled for July 1, 2019 • Borrower and Required Lenders each have the right to one wildcard redetermination between scheduled redeterminations
Guarantors:	Each existing and subsequently acquired or organized direct and indirect material domestic subsidiary of the Borrower that is not an unrestricted subsidiary
Security:	Secured by valid and perfected first priority security interests in and liens on all of the following: • At least 90% of the PV9 of proved oil and gas reserves of the Credit Parties • Substantially all personal property including 100% of the stock of the Guarantors, swap agreements, and all deposit, securities, and commodities accounts, subject to customary exceptions
Maturity Date:	October 10, 2023
Financial Covenants:	• Maximum Total Debt to EBITDAX of 4.00 to 1.00; EBITDAX to be annualized through the quarter ending 6/30/19 • Minimum Current Ratio of 1.00 to 1.00
Affirmative / Negative Covenants:	Usual and customary for a facility of this type
Pricing:	See pricing grid below. Note: LC's priced at applicable LIBOR Rate Spread
Voting:	• 100% vote on Borrowing Base Increase • 66⅔% vote on Borrowing Base Maintenance/Decrease • 50% vote on Waivers/Amendments other than certain 100% lender vote items

Pricing:

BORROWING BASE USAGE	UNUSED COMMITMENT FEE	LIBOR RATE SPREAD
≥ 90%	50.0 bps	325.0 bps
≥ 75% < 90%	50.0 bps	300.0 bps
≥ 50% < 75%	50.0 bps	275.0 bps
≥ 25% < 50%	50.0 bps	250.0 bps
< 25%	50.0 bps	225.0 bps

Note: LC's priced at applicable LIBOR Rate Spread

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Current Hedging Schedule

	Jan - Jun 2019	Jul - Dec 2019	2020	2021
WTI Oil Hedges				
Current Swap Volume (Bbl)	-	-	278,446	-
Average Daily Swap Volume (Bbl/d)	-	-	761	-
Average Price	-	-	$56.21	-
Current Collar Volume Long Put (Bbl)	437,000	368,000	88,700	182,500
Average Daily Collar Volume (Bbl/d)	2,417	2,000	243	500
Average Price	$53.10	$53.75	50.00	50.00
Current Collar Volume Short Call (Bbl)	437,000	368,000	88,700	182,500
Average Daily Collar Volume (Bbl/d)	2,417	2,000	243	500
Average Price	$67.28	$67.35	65.25	59.50
Current Collar Volume Short Put (Bbl)	181,000	276,000	-	-
Average Daily Collar Volume (Bbl/d)	1,000	1,500	-	-
Average Price	$45.00	$45.00	-	-
NYMEX Natural Gas Hedges				
Current Swap Volume (Mmbtu)	712,806	832,881	1,489,738	376,602
Average Daily Swap Volume (Mmbtu/d)	7,833	6,770	5,418	4,184
Average Price	$2.750	$2.750	$2.580	$2.77
Current Collar Volume Long Put (Mmbtu)	831,241	422,176	586,129	-
Average Daily Collar Volume (Mmbtu/d)	9,235	6,923	6,441	-
Average Price	$3.250	$2.800	$2.80	-
Current Collar Volume Short Call (Mmbtu)	831,241	422,176	586,129	-
Average Daily Collar Volume (Mmbtu/d)	9,235	6,923	6,441	-
Average Price	$4.000	$3.060	$3.06	-
Total Volume Hedged (Boe)	694,341	577,176	713,124	245,267
Average Daily Volume (Boe/d)	3,839	3,137	1,949	674
Average Daily Oil Volume (Bbl/d)	2,417	2,000	1,004	500
Average Daily Gas Volume (Mmbtu/d)	8,534	6,821	5,674	1,046
Midland-Cushing WTI Basis Hedges (Bbl)	618,000	276,000	549,000	-
Average Daily Basis Hedge Volume (Bbl/d)	3,417	1,500	1,500	-
Average Price	($7.42)	($5.62)	($5.62)	-

✓ **~80% and 60% of PDP crude oil volumes hedged in 2019 and 2020 respectively**

LILIS

20

Consolidated Statements of Operations For the Years Ended December 31, 2018 2017 ($ in thousands except per share data) Oil and gas revenue $ 70,216 $ 21,612 Operating expenses: Production costs 13,843 5,832 Gathering, processing and transportation 3,392 1,191 Production taxes 3,709 1,187 General and administrative 33,251 49,851 Depreciation, depletion, amortization and accretion 25,367 7,025 Impairment of oil and gas properties - 10,505 Total operating expenses $ 79,562 $ 75,591 Operating income (loss) $ (9,346) $ (53,979) Other income (expense): Other income (expense) 2 18 Loss from early extinguishment of debt (20,370) - Gain (Loss) from commodity derivatives 55 (1,063) Gain (loss) from debt conversion and warrant derivatives 58,343 (6,260) Gain (loss) on redeemable 6% preferred stock - (41) Interest expense (32,827) (18,757) Total other income (expense) $ 5,203 $ (26,103) Net income (loss) (4,143) (80,082) Dividends on Series C preferred stock (9,877) - Dividends on Series D preferred stock (810) - Dividends on redeemable preferred stock - (122) Dividends on Series B preferred stock - (4,635) Net loss $ (14,830) $ (84,839) Net loss per common share: Basic $ (0.24) $ (2.00) Diluted $ (0.47) $ (2.00) Weighted average common shares outstanding: Basic 62,854 42,428 Diluted 78,451 42,428 21

Non-GAAP Adjusted EBITDAX Reconciliation (Unaudited) The following table provides a reconciliation of Net Loss to the non-GAAP Adjusted EBITDAX for the years ended December 31, 2017 and 2018 (please see the Disclaimer on slide 2): For the Three Months Ended For the Year Ended December 31, December 31, 2018 2017 2018 2017 Reconciliation of Adjusted EBITDAX: Net Income (loss) $ 17,675 $ (41,943) $ (4,143) $ (80,082) Non-cash equity-based compensation 1,346 7,061 9,000 21,538 Interest expense, net 6,218 7,673 32,827 18,757 Depreciation, depletion, amortization and accretion 7,795 3,079 25,367 7,025 Loss (gain) from fair value changes of debt conversion and warrant derivatives (38,844) 10,555 (58,343) 6,301 Impairment of evaluated oil and natural gas properties - 10,505 - 10,505 Loss on early extinguishment of debt 20,370 - 20,370 - Unrealized loss (gain) from commodity derivatives (9,228) 853 (1,977) 853 Other expense (income), net - 1 (2) (18) Non-recurring expenses 5,510 - 11,985 7,973 Non-GAAP Adjusted EBITDAX $ 10,841 $ (2,216) $ 35,083 $ (7,148) 1) 4Q18 includes non-recurring LOE comprised of $0.7MM of well workovers and intervention type charges along with $1.06MM maintenance and/or remedial treatments coupled with certain out-of-period adjustments from LOE tail estimates and other non-significant adjustments (similar adjustments reflected in FY’18) 2) 4Q18 includes non-recurring G&A expense comprised primarily of $2.65MM of advisory fees for strategic business projects and legal fees associated with de- leveraging, and other out of period adjustments of approximately $1.1MM (similar adjustments reflected in FY’18) 22

Operations Update – Offset Operator Activity & Well Performance (1) Lilis and peer operators active in the Eastern Delaware Basin… 1 Red Bud 25 36 32 115H 7 Ludeman 505H Ameredev 2 mile Wolfcamp Concho 1 mile 2nd Bone Spring IP-24: 4,226 Bbl/d (4,945 BOE/d) 6 10 month cum: 147 MBOE 2 Sioux 36 #1H 1 8 Shavano 38-28 1H Caza 1 mile Wolfcamp Felix 1 mile 3rd Bone Spring Shale 2 3 12 month cum: 130 MBbl 5 9 Halfmoon 3 Well Pad 3 Sioux 36 #5H Wolfcamp B, 660’ Spacing Felix Caza 1 mile Bone Spring 4 5 month cum: 76 MBbl 10 Bridal Veil 4 Well Pad Wolfcamp A, 300’ Spacing Felix 4 Azalea 26 36 28 121Y 11 7 Ameredev 1.5 mile Wolfcamp 11 Totum #211H 4 month cum: 118 MBbl 12 Matador 1 mile Wolfcamp 12 month cum: 300 MBOE (77% oil) 5 Ushanka Fed 23H Concho 1.5 mile Wolfcamp 9 12 Bullet 27-12 2H 2 month cum: 70 MBbl 10 Concho 1 mile Wolfcamp New Well 6 Fez Fed, White Falcon Development 8 Concho Wolfcamp Bone Spring 2 mile White Falcon 16-12H: 3 month cum 104 MBbl White Falcon 16-23H: 3 month cum 86 MBbl 23 (1) Horizontal rigs as of January 20, 2019 23

Wobbe Ploegsma VP of Capital Markets & Investor Relations ir@lilisenergy.com 210.999.5400 NYSE American | LLEX